                                                                    EXHIBIT 99.2

                                                  CUT-OFF DATE BALANCES

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
                          MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
CUT-OFF DATE BALANCES      LOANS          BALANCE        BALANCE       RATE      (MOS.)(1)     DSCR      RATIO     MATURITY(1)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
$899,055 - $1,999,999           17         $24,898,261       2.4%       6.1096%     121       1.54x        67.5%       50.0%
$2,000,000 - $2,999,999         24          59,944,059        5.7        5.7888     134       2.07x         67.4        46.7
$3,000,000 - $3,999,999         15          52,770,514        5.1        5.6595     128       1.50x         71.8        51.0
$4,000,000 - $4,999,999         11          50,721,901        4.9        5.5916     128       1.44x         75.6        56.0
$5,000,000 - $6,999,999         14          79,190,977        7.6        5.7229     117       1.42x         71.6        58.0
$7,000,000 - $9,999,999         22         182,140,584       17.5        5.7427     128       1.50x         73.8        56.2
$10,000,000 - $14,999,999        7          89,058,073        8.5        5.7134     116       1.48x         76.7        63.9
$15,000,000 - $24,999,999       12         229,703,785       22.0        5.7910     118       1.49x         74.9        62.4
$25,000,000 - $49,999,999        4         127,458,719       12.2        5.8449     156       1.32x         76.1        46.8
$50,000,000 - $85,000,000        2         146,930,576       14.1        4.5941     119       2.46x         50.9        42.8
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                                     MORTGAGE RATES

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
                          MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
MORTGAGE RATES             LOANS          BALANCE        BALANCE       RATE      (MOS.)(1)     DSCR      RATIO     MATURITY(1)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
4.5317% - 4.9999%                3        $155,930,576      15.0%       4.5950%     119       2.46x        51.1%       42.8%
5.0000% - 5.4999%               32         195,547,310       18.8        5.3143     117       1.71x         74.6        61.2
5.5000% - 5.9999%               56         485,618,318       46.6        5.7640     124       1.45x         74.4        59.3
6.0000% - 6.4999%               28         176,621,318       16.9        6.1573     144       1.37x         73.6        45.9
6.5000% - 7.4200%                9          29,099,928        2.8        6.7790     151       1.40x         68.1        39.1
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                          ORIGINAL TERM TO MATURITY IN MONTHS

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
ORIGINAL TERM TO          MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
MATURITY IN MONTHS(1)      LOANS          BALANCE        BALANCE       RATE      (MOS.)(1)     DSCR      RATIO     MATURITY(1)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
60 - 110                         5         $13,087,829       1.3%       5.3875%     75        1.63x        68.2%       61.0%
111 - 120                      105         878,574,702       84.3        5.5345     117       1.64x         70.1        57.9
121 - 240                       18         151,154,918       14.5        5.9977     183       1.57x         73.8        33.0
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                          REMAINING TERM TO MATURITY IN MONTHS

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
REMAINING TERM TO         MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
MATURITY IN MONTHS(1)      LOANS          BALANCE        BALANCE       RATE      (MOS.)(1)     DSCR      RATIO     MATURITY(1)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
57 - 110                         5         $13,087,829       1.3%       5.3875%     75        1.63x        68.2%       61.0%
111 - 120                      106         898,814,702       86.2        5.5461     117       1.64x         70.3        58.1
121 - 240                       17         130,914,918       12.6        5.9896     192       1.61x         72.9        27.6
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                        ORIGINAL AMORTIZATION TERM IN MONTHS(1)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
ORIGINAL AMORTIZATION     MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
TERM IN MONTHS(2)          LOANS          BALANCE        BALANCE       RATE      (MOS.)(2)     DSCR      RATIO     MATURITY(2)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
120 - 180                        2          $4,404,853       0.4%       5.2365%     136       1.12x        69.6%        0.6%
181 - 240                       20         106,096,247       10.2        5.9440     187       1.32x         70.4        17.8
241 - 300                       24         113,826,834       10.9        6.0118     120       1.46x         71.9        55.4
331 - 360                       81         816,489,517       78.4        5.4999     119       1.66x         70.7        59.4
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          127      $1,040,817,449     100.0%       5.6000%     126       1.60X        70.8%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Does not include the mortgage loan that is interest-only for its entire term.
(2) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                        REMAINING AMORTIZATION TERM IN MONTHS(1)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
REMAINING AMORTIZATION    MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
TERM IN MONTHS(2)          LOANS          BALANCE        BALANCE       RATE      (MOS.)(2)     DSCR      RATIO     MATURITY(2)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
118 - 180                        2          $4,404,853       0.4%       5.2365%     136       1.12x        69.6%        0.6%
181 - 240                       20         106,096,247       10.2        5.9440     187       1.32x         70.4        17.8
241 - 300                       24         113,826,834       10.9        6.0118     120       1.46x         71.9        55.4
331 - 360                       81         816,489,517       78.4        5.4999     119       1.66x         70.7        59.4
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          127      $1,040,817,449     100.0%       5.6000%     126       1.60X        70.8%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Does not include the mortgage loan that is interest-only for its entire term.
(2) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                                   AMORTIZATION TYPES

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
                          MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
AMORTIZATION TYPES         LOANS          BALANCE        BALANCE       RATE      (MOS.)(3)     DSCR      RATIO     MATURITY(3)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
Balloon Loans(1)                90        $600,685,908      57.6%       5.6271%     118       1.59x        71.0%       57.9%
ARD Loans                       19         254,509,584       24.4        5.8228     126       1.43x         76.1        61.8
Partial Interest-Only            8         121,550,000       11.7        4.7605     118       2.15x         57.7        49.7
Fully Amortizing                10          64,071,957        6.1        6.0541     222       1.27x         72.5         1.5
Interest Only(2)                 1           2,000,000        0.2        5.4900     177       19.64x         6.5         6.5
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Excludes the mortgage loans which pay interest-only for a portion of their term.
(2) The mortgage loan provides for monthly payments of interest-only for a period of 180 months of the entire term of the mortgage loan and the payment of the entire principal amount of the mortgage loan at maturity.
(3) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                          UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS(1)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
UNDERWRITTEN                             AGGREGATE         % OF                   STATED                CUT-OFF
CASH FLOW                 NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
DEBT SERVICE              MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
COVERAGE RATIOS            LOANS          BALANCE        BALANCE       RATE      (MOS.)(2)     DSCR      RATIO     MATURITY(2)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
1.20x - 1.29x                   14         $76,053,936       7.3%       6.1223%     188       1.23x        74.5%       20.6%
1.30x - 1.34x                   10          57,996,812        5.6        5.9870     127       1.32x         77.1        60.1
1.35x - 1.39x                   22         217,194,816       20.9        5.8200     130       1.37x         74.8        58.0
1.40x - 1.44x                   14          85,879,281        8.3        5.8094     119       1.43x         74.4        61.3
1.45x - 1.49x                   20         166,784,791       16.0        5.6372     117       1.46x         76.0        63.8
1.50x - 1.69x                   32         244,534,521       23.5        5.6896     117       1.56x         73.4        60.8
1.70x - 1.99x                    8          25,979,712        2.5        5.7170     129       1.76x         64.7        49.0
2.00x - 2.99x                    6         163,279,650       15.7        4.6355     118       2.46x         51.0        42.8
3.00x - 19.64x                   1           2,000,000        0.2        5.4900     177       19.64x         6.5         6.5
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          127      $1,039,703,520     100.0%       5.6013%     126       1.64X        70.6%       54.5%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Excludes the 1 mortgage loan, representing approximately 0.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date that is a credit tenant lease (CTL) loan.
(2) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                                 CUT-OFF DATE LTV RATIOS

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
CUT-OFF DATE              MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
LTV RATIOS                 LOANS          BALANCE        BALANCE       RATE      (MOS.)(1)     DSCR      RATIO     MATURITY(1)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
6.5% - 49.9%                     5         $95,059,280       9.1%       4.6328%     122       2.79x        47.7%       40.0%
50.0% - 59.9%                    9          87,540,384        8.4        5.0244     123       2.30x         54.5        42.3
60.0% - 64.9%                    9          51,928,414        5.0        5.9446     113       1.51x         63.3        48.0
65.0% - 69.9%                   13          48,177,161        4.6        5.8327     148       1.45x         68.6        41.1
70.0% - 74.9%                   44         304,176,999       29.2        5.8079     122       1.47x         73.2        58.5
75.0% - 80.0%                   48         455,935,211       43.7        5.7092     130       1.41x         77.9        59.0
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                             MATURITY DATE LTV RATIOS(1)(2)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
MATURITY DATE             MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
LTV RATIOS                 LOANS          BALANCE        BALANCE       RATE      (MOS.)(2)     DSCR      RATIO     MATURITY(2)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
6.5% - 29.9%                     6         $16,794,678       1.7%       5.8251%     167       3.44x        62.6%       26.0%
30.0% - 49.9%                   17         205,735,487       21.0        4.9154     118       2.25x         53.8        43.1
50.0% - 59.9%                   30         190,750,022       19.5        5.8806     128       1.47x         71.7        56.4
60.0% - 64.9%                   36         316,757,627       32.4        5.6879     117       1.47x         74.5        62.7
65.0% - 69.9%                   27         242,426,801       24.8        5.7154     118       1.43x         78.9        66.9
70.0% - 72.0%                    2           6,280,877        0.6        5.3523     69        1.45x         77.6        70.9
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          118        $978,745,492     100.0%       5.5701%     120       1.66X        70.5%       57.8%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.
(2) Excludes fully amortizing mortgage loans.

                                             TYPE OF MORTGAGED PROPERTIES(1)

                                                                           WEIGHTED AVERAGES
                                                                   -----------------------------------
                                       AGGREGATE % OF    CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                   DATE
                          MORTGAGE         DATE            POOL         UW          LTV
PROPERTY TYPE             PROPERTIES      BALANCE        BALANCE       DSCR        RATIO     OCCUPANCY
------------------------  ---------  ------------------  --------- ------------- ----------  ---------
RETAIL
   Anchored                     34        $291,413,182      27.9%     1.46x          73.8%      97.0%
   Regional Mall                 1          85,000,000        8.2     2.44x           48.9       96.9
   Unanchored                   23          72,817,964        7.0     1.48x           72.2       96.8
   Shadow Anchored               2           8,612,567        0.8     1.52x           70.1       97.9
                          ---------  ------------------  --------- ------------- ----------  ---------
SUBTOTAL                        60        $457,843,713      43.9%     1.65x          68.9%      97.0%

OFFICE
   Suburban                     21        $171,428,299      16.4%     1.47x          73.6%      96.0%
   CBD                           8         147,951,626       14.2     1.86x           66.0       94.3
                          ---------  ------------------  --------- ------------- ----------  ---------
SUBTOTAL                        29        $319,379,925      30.6%     1.65x          70.1%      95.2%

INDUSTRIAL
   Flex                         10         $70,967,266       6.8%     1.47x          74.7%      96.6%
   Warehouse/Distribution        5          30,636,165        2.9     1.49x           70.7      100.0
                          ---------  ------------------  --------- ------------- ----------  ---------
SUBTOTAL                        15        $101,603,431       9.7%     1.47x          73.5%      97.6%

MULTIFAMILY
   Mid/High Rise                 6         $39,814,141       3.8%     1.39x          78.0%      97.6%
   Garden                        7          38,979,232        3.7     1.41x           76.0       94.1
   Co-op                         1           2,000,000        0.2     19.64x           6.5      100.0
                          ---------  ------------------  --------- ------------- ----------  ---------
SUBTOTAL                        14         $80,793,374       7.7%     1.85x          75.2%      96.0%

MANUFACTURED HOUSING            20         $71,318,635       6.8%     1.49x          76.0%      94.5%

SELF STORAGE                     4          $8,085,293       0.8%     1.46x          69.0%      94.5%

MIXED USE                        1          $3,793,079       0.4%     1.73x          61.5%      94.5%
                          ---------  ------------------  --------- ------------- ----------  ---------
TOTAL                          143      $1,042,817,449     100.0%     1.63X          70.6%      96.2%
                          =========  ==================  ========= ============= ==========  =========

----------
(1) Because this table is presented at the Mortgage Property level, balances and weighted averages are based on allocated loan amounts (allocated by the appraised value for the Mortgaged Property or as stated in the respective mortgage loan documentation) for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this prospectus supplement.

                                            MORTGAGED PROPERTIES BY STATE(1)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
                          MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
STATE                     PROPERTIES      BALANCE        BALANCE       RATE      (MOS.)(2)     DSCR      RATIO     MATURITY(2)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
California                      30        $152,624,381      14.6%       5.7202%     117       1.50x        72.5%       59.3%
New York                         9         103,442,075        9.9        5.6889     117       1.82x         71.5        59.9
Georgia                          5          96,563,469        9.3        5.0866     118       2.13x         61.6        51.2
Missouri                         1          85,000,000        8.2        4.5317     119       2.44x         48.9        41.9
New Jersey                       9          66,257,462        6.4        5.5770     118       1.46x         73.8        60.3
Pennsylvania                     6          60,798,558        5.8        5.9021     127       1.39x         78.5        62.7
Texas                           16          58,777,077        5.6        5.8851     143       1.45x         73.8        49.1
Florida                          9          55,216,905        5.3        5.8778     112       1.44x         74.3        63.2
Tennessee                        4          51,649,534        5.0        5.8927     154       1.38x         77.0        57.6
Kentucky                         2          38,797,870        3.7        6.0650     225       1.21x         77.3         1.6
North Carolina                   7          37,196,908        3.6        5.9689     128       1.42x         76.1        58.1
Michigan                         6          34,521,740        3.3        5.2272     118       1.70x         70.7        51.6
Arizona                          6          31,937,453        3.1        5.7984     122       1.41x         74.7        61.5
Delaware                         1          22,956,879        2.2        5.8900     118       1.37x         79.7        67.5
Ohio                             2          18,854,549        1.8        5.5305     117       1.41x         77.0        64.6
Colorado                         5          18,803,361        1.8        5.7371     116       1.48x         72.9        60.1
Wisconsin                        4          16,947,932        1.6        5.5500     117       1.37x         64.6        41.9
Nevada                           1          16,700,000        1.6        6.1600     132       1.53x         73.2        54.8
Louisiana                        3          14,505,327        1.4        6.5136     113       1.57x         62.0        49.7
Illinois                         3          11,542,567        1.1        5.5826     163       1.55x         69.5        49.6
Montana                          1           9,030,949        0.9        5.2500     119       1.55x         78.5        65.2
Minnesota                        1           8,183,367        0.8        5.5300     118       1.62x         70.5        59.1
Massachusettes                   3           7,588,902        0.7        5.2152     119       1.59x         75.7        62.8
Virginia                         1           5,239,166        0.5        5.4500     118       1.51x         74.8        62.6
Iowa                             1           4,000,000        0.4        5.2900     117       1.46x         80.0        69.7
Maryland                         2           3,832,446        0.4        5.8926     116       1.42x         75.1        61.4
South Dakota                     1           3,490,171        0.3        5.6100     78        1.41x         77.6        70.0
Oklahoma                         1           2,780,000        0.3        5.3230     120       1.52x         71.8        59.7
Indiana                          1           2,240,755        0.2        6.1200     238       1.36x         59.0         1.5
New Hampshire                    1           1,697,851        0.2        6.0500     119       1.28x         77.2        60.0
Idaho                            1           1,639,795        0.2        5.7500     114       2.18x         56.5        47.9
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          143      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Because this table is presented at the Mortgage Property level, balances and weighted averages are based on allocated loan amounts (allocated by the appraised value for the Mortgaged Property or as stated in the respective mortgage loan documentation) for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this prospectus supplement.
(2) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                             CURRENT OCCUPANCY RATES (1),(2)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
CURRENT                   MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
OCCUPANY RATES            PROPERTIES      BALANCE        BALANCE       RATE      (MOS.)(3)     DSCR      RATIO     MATURITY(3)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
74.7 - 85.0                      4         $30,778,320       3.0%       6.2230%     108       1.47x        66.9%       56.4%
85.1 - 90.0                      9          73,774,023        7.1        5.9410     117       1.51x         73.5        62.4
90.1 - 95.0                     24         222,780,490       21.4        5.3820     123       1.74x         70.2        56.0
95.1 - 100.0                   106         715,484,616       68.6        5.6050     129       1.62x         70.6        52.9
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          143      $1,042,817,449     100.0%       5.6000%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Current occupancy rates have been calculated in this table based upon rent rolls made available to the applicable Mortgage Loan Seller by the related borrwers as of the dates set forth on Annex A to this prospectus supplement.
(2) Because this table is presented at the Mortgage Property level, balances and weighted averages are based on allocated loan amounts (allocated by the appraised value for the Mortgaged Property or as stated in the respective mortgage loan documentation) for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this prospectus supplement.
(3) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                              YEARS BUILT/RENOVATED(1),(2)

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
YEARS                     MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
BUILT/RENOVATED           PROPERTIES      BALANCE        BALANCE       RATE      (MOS.)(3)     DSCR      RATIO     MATURITY(3)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
1950 - 1959                      3          $8,015,000       0.8%       5.5224%     119       1.41x        74.5%       59.9%
1960 - 1969                      5          16,740,673        1.6        5.9640     100       1.38x         72.4        58.8
1970 - 1979                     11          39,862,627        3.8        5.5243     142       1.45x         74.8        51.3
1980 - 1989                     31         164,009,496       15.7        5.8254     116       1.49x         72.5        59.7
1990 - 1999                     34         286,903,170       27.5        5.3210     124       1.76x         66.6        52.3
2000 - 2003                     59         527,286,483       50.6        5.6767     131       1.64x         71.8        53.8
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          143      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties, the year of the most recent recent renovation date with respect to each Mortgaged Property.
(2) Because this table is presented at the Mortgage Property level, balances and weighted averages are based on allocated loan amounts (allocated by the appraised value for the Mortgaged Property or as stated in the respective mortgage loan documentation) for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this prospectus supplement.
(3) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

                                                  PREPAYMENT PROTECTION

                                                                                      WEIGHTED AVERAGES
                                                                   ----------------------------------------------------------
                                         AGGREGATE         % OF                   STATED                CUT-OFF
                          NUMBER OF       CUT-OFF        INITIAL                 REMAINING                DATE     LTV RATIO
                          MORTGAGE         DATE            POOL      MORTGAGE      TERM         UW        LTV         AT
PREPAYMENT PROTECTION      LOANS          BALANCE        BALANCE       RATE      (MOS.)(1)     DSCR      RATIO     MATURITY(1)
------------------------  ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
Defeasance                     122      $1,008,640,340      96.7%       5.6054%     125       1.63x        70.8%       54.9%
Yield Maintenance                6          34,177,110        3.3        5.4346     154       1.73x         64.7        36.8
                          ---------  ------------------  --------- ------------- ----------  ---------  ---------  ----------
TOTAL                          128      $1,042,817,449     100.0%       5.5998%     126       1.63X        70.6%       54.4%
                          =========  ==================  ========= ============= ==========  =========  =========  ==========

----------
(1) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.